UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 6, 2016

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       OTHER EVENTS.

Members of the management of The Cheesecake Factory Incorporated (the “Company”) will present at the Barclays Eat, Sleep, Play — It’s Not All Discretionary Conference on December 6, 2016.  A copy of the presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The presentation will also be available on the Company’s Investor Relations website at investors.thecheesecakefactory.com.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

(d)         Exhibits

99.1	The Cheesecake Factory Investor Presentation dated December 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2016	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Debby Zurzolo
Debby Zurzolo
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	The Cheesecake Factory Investor Presentation dated December 2016.